                                                                     EXHIBIT 3.1


                       CERTIFICATE OF OWNERSHIP AND MERGER

                         (Pursuant to Section 253 of the
                General Corporation Law of the State of Delaware)

                                     merging

                           KPC ACQUISITION CORPORATION

                                      into

                           COLORADO PRIME CORPORATION

         KPC ACQUISITION CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

         DOES HEREBY CERTIFY:

         FIRST: That KPC Acquisition Corporation ("Acquisition") was incorporated on the 8th day of June, 1989 pursuant to the General Corporation Law of the State of Delaware.

         SECOND: That Acquisition is the owner of more than 90% of the outstanding shares of common stock of Colorado Prime Corporation, a corporation incorporated on the 10th day of September, 1986 pursuant to the General Corporation Law of the State of Delaware ("Colorado Prime").

         THIRD: That Acquisition, by the following resolutions of its Board of Directors (the "Board"), duly adopted by the Board by unanimous written consent, determined to and effective upon the close of business on the date of the filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, does hereby merge itself with and into Colorado Prime (the "Merger") in accordance with Section 253 (a) of the General Corporation Law of the State of Delaware:

                WHEREAS, Acquisition is the owner of more than 90% of the outstanding common stock, par value $.01 per share ("Colorado Prime Common Stock"), of Colorado Prime Corporation, a Delaware corporation ("Colorado Prime"); and

                WHEREAS, the Colorado Prime Common Stock is the only issued and outstanding capital stock of Colorado Prime; and

                WHEREAS, in accordance with the Agreement and Plan of Merger, dated as of June 25, 1989, (the "Merger Agreement"), among KPC Holdings Corporation ("Holdings"), Acquisition and Colorado Prime, Acquisition desires to merge itself with and into Colorado Prime pursuant to the provisions of
Section 253 of the General Corporation Law of the State of Delaware;

                NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the sole stockholder of Acquisition, Acquisition merge itself into Colorado Prime (sometimes hereinafter referred to as the "Surviving Corporation"), which will assume all of the obligations of Acquisition; and

                RESOLVED, that the terms and conditions of the Merger are as follows:

                     1. The authorized capital stock of Acquisition consists of 1,000 shares of common stock, par value $.01 per share, of which all 1,000 shares of such common stock are issued and outstanding. The authorized capital stock of Colorado Prime consists of 10,000,000 shares of Common Stock, $. 01 par value, of which 4,671,446 shares are issued and outstanding, of which 4,664,260 shares are owned by Acquisition.

                     2. Acquisition shall be merged into Colorado Prime in accordance with the laws of the State of Delaware and, upon the effectiveness of the Merger, the separate existence and organization of Acquisition shall cease. The Surviving Corporation shall retain the name of Colorado Prime Corporation, shall continue its corporate existence under the laws of the State of Delaware, shall succeed to and assume all rights, assets, liabilities and obligations of Acquisition including, but not by way of limitation, all rights, assets, liabilities and obligations of Acquisition under the Note Purchase Agreement dated as of

         August 2, 1989, among KPC Acquisition Company, L.P., a Delaware limited partnership, Holdings and Acquisition, as such agreement may be amended, supplemented or restated from time to time, and shall execute and deliver to KPC Acquisition Company, L.P., the Assumption Agreement, dated as of September 29, 1989.

                     3. The Merger of Acquisition into Colorado Prime shall become effective upon the close of business on the date on which a properly executed Certificate of Ownership and Merger, together with any other documents required by law to effectuate such merger, shall be filed with the Secretary of State of the State of Delaware, pursuant to
         Section 253 of the General Corporation Law of the State of Delaware (the "Effective Time").

                     4. The Certificate of Incorporation of the Surviving Corporation shall be amended at the Effective Time to read in its entirety as set forth in Exhibit A to the Certificate of Ownership and Merger.

                     5. The By-Laws of Acquisition as in effect immediately prior to the Effective Time shall become the By-Laws of the Surviving Corporation.

                     6. The officers of Colorado Prime immediately prior to the Effective Time shall continue as the officers of the Surviving Corporation, to hold office subject to the Certificate of Incorporation and By-Laws of the Surviving Corporation and the General Corporation Law of the State of Delaware.

                     7. The directors of Acquisition immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to serve as such until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

                     8. At the Effective Time;

                     (a) Each share of common stock, par value $.0l per share ("Colorado Prime Common Stock"), of Colorado Prime issued and outstanding immediately prior to the Effective Time (except for (i) shares of Colorado Prime Common Stock then owned beneficially or of record by Holdings or Acquisition or any other subsidiary of Holdings,
         (ii) shares of Colorado Prime Common Stock held in the treasury of Colorado Prime, and (iii) Dissenting Shares (as defined below), shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive $17.00 in cash, subject to any applicable withholding or back-up withholding taxes, payable to the holder thereof, without interest thereon, upon surrender of the certificate representing such share of Colorado Prime Common Stock. Dissenting Shares as used above shall mean shares of Colorado Prime Common Stock which are outstanding immediately prior to the Effective Time and which are held by stockholders who have not consented to the Merger and who shall have delivered a written demand for appraisal of such shares in the manner provided in Section 262 of the General Corporation Law of the State of Delaware.

                     (b) Each share of Colorado Prime Common Stock issued and outstanding immediately prior to the Effective Time which is then owned beneficially or of record by Holdings or Acquisition or any other subsidiary of Holdings shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist, without payment of any consideration therefor and without any conversion thereof.

                     (c) Each share of Colorado Prime Common Stock held in the treasury of Colorado Prime immediately prior to the Effective Time shall, by virtue of the Merger, be cancelled and retired and cease to exist, without payment of any consideration therefor and without any conversion thereof.

                     (d) The holders of certificates representing shares of Colorado Prime Common Stock issued and outstanding immediately prior to the Effective Time shall as of the Effective Time cease to have any rights as stockholders of Colorado Prime, except such rights, if any, as they may have pursuant to Section 262 of the General Corporation
         Law of the State of Delaware, and, except as aforesaid, their sole right shall be the right to receive cash as aforesaid.

                     (e) Each share of common stock, par value $.01 per share, of Acquisition ("Acquisition Common Stock"), issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock").

                     (f) From and after the Effective Time, each outstanding certificate theretofore representing shares of Acquisition Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Surviving Corporation Common Stock into which such shares of Acquisition Common Stock shall have been converted. Promptly after the Effective Time, the Surviving Corporation shall issue to Holdings a stock certificate or certificates representing 1,000 shares of Surviving Corporation Common Stock in exchange for the certificate or certificates which formerly represented shares of Acquisition Common Stock, which shall be cancelled.

                     (g) Each holder of an option to purchase shares of Colorado Prime Common Stock outstanding immediately prior to the Effective Time under the Colorado Prime Corporation Employee Stock Option Plan, whether or not then exercisable, will be entitled to receive from the Surviving Corporation for each share of Colorado Prime Common Stock subject to such option (whether vested or non-vested) an amount in cash equal to the excess, if any, of $17.00 over the per share exercise price of such option, and, by virtue of the Merger and without any action on the part of the holder thereof, each such option shall be cancelled.

                     FURTHER RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary are authorized and directed on behalf of Acquisition pursuant to Section 253 of the General Corporation Law of the State of Delaware to execute, acknowledge and file a Certificate of Ownership and Merger giving effect to the foregoing with the Secretary of State of the State of Delaware, and to take all such further action as they or any of them deem necessary or advisable to give effect to the foregoing.

         FOURTH: That the Merger has been approved by the written consent of the sole stockholder of Acquisition in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         FIFTH: That the name of the surviving corporation of the Merger is Colorado Prime Corporation.

         SIXTH: That the Certificate of Incorporation of Colorado Prime shall be the Certificate of Incorporation of the surviving corporation, as amended in its entirety as set forth in Exhibit A and made a part hereof.

          IN WITNESS WHEREOF, Acquisition has caused this certificate to be signed by Kim G. Davis, its President, and attested by George W. Peck IV, its Secretary, as of the 29th day of September, 1989.


                              KPC ACQUISITION CORPORATION


                              By: /s/ Kim G. Davis
                                  ----------------
                                  Kim G. Davis
                                  President

Attest:


By: /s/ George W. Peck IV
    ---------------------
    George W. Peck IV
    Secretary

                                                                       EXHIBIT A

                                                           To the Certificate of
                                                            Ownership and Merger




                          CERTIFICATE OF INCORPORATION

                                       OF

                           COLORADO PRIME CORPORATION


          FIRST: The name of the Corporation is COLORADO PRIME CORPORATION.

          SECOND: The Corporation's registered office in the State of Delaware is at 15 North Street in the City of Dover, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

          THIRD: The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common stock, par value $.01 per share.

          FIFTH: The name and mailing address of the incorporator is as follows:

                          Cecil R. House
                          c/o Debevoise & Plimpton
                          875 Third Avenue
                          New York, New York 10022

          SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

                    (a) The number of directors of the Corporation shall be fixed and may be altered from time to time in the manner provided in the By-Laws, and vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled, and directors may be removed, as provided in the By-Laws.

                    (b) The election of directors may be conducted in any manner approved by the stockholders at the time when the election is held and need not be by ballot.

                    (c) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

                    (d) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide.

                    (e) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director
          (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adverse affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          SEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or directors are granted subject to this reservation.

                            Corporate Acknowledgment


STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          Be it remembered that on this 28th day of September, 1989, personally came before me, the undersigned, a Notary Public in and for said State duly commissioned and sworn, Kim G. Davis, the President of KPC Acquisition Corporation, a corporation of the State of Delaware, party to the within and foregoing instrument, known to me personally to be such and the person who executed such instrument on behalf of such corporation, and acknowledged to me that such instrument was his own act and deed and the act and deed of such corporation, that the signature therein is his own proper handwriting, that his act of executing and delivering such instrument was duly authorized by resolution of directors or by the by-laws of such corporation, and that the facts stated therein are true. Given under my hand and seal of office the date and year aforesaid.

[Seal]                             /s/ Andrea L. Schuman
                                   --------------------------
                                   Signature of Notary Public

                                   My Commission  expires:
                                     ANDREA L. SCHUMAN
                                Notary Public State of New York
                                        No. 4948905
                                Qualified in New York County
                                Term Expires February 6, 1991

                            Corporate Acknowledgement


STATE OF NEW YORK  )
                    : ss.:
COUNTY OF NEW YORK )


          Be it remembered that on this 28th day of September, 1989, personally came before me, the. undersigned, a Notary Public in and for said State duly commissioned and sworn, George W. Peck IV, the Secretary of KPC Acquisition Corporation, a corporation of the State of Delaware, party to the within and foregoing instrument, known to me personally to be such and the person who executed such instrument on behalf of such corporation, and acknowledged to me that such instrument was his own act and deed and the act and deed of such corporation, that the signature therein is his own proper handwriting, that his act of executing and delivering such instrument was duly authorized by resolution of directors or by the by-laws of such corporation, and that the facts stated therein are true. Given under my hand and seal of office the date and year aforesaid.

[Seal]                             /s/ Andrea L. Schuman
                                   --------------------------
                                   Signature of Notary Public

                                   My Commission  expires:
                                     ANDREA L. SCHUMAN
                                Notary Public State of New York
                                        No. 4948905
                                Qualified in New York County
                                Term Expires February 6, 1991

                       CERTIFICATE OF OWNERSHIP AND MERGER


                                       OF

                           COLORADO PRIME SALES CORP.
                            (a Delaware corporation)

                                      INTO

                           COLORADO PRIME CORPORATION
                            (a Delaware corporation)


It is hereby certified that:

          1. Colorado Prime Corporation hereinafter sometimes referred to as the "Corporation" is a corporation incorporated under the laws of the State of Delaware.

          2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Colorado Prime Sales Corp. which is also a corporation incorporated under the laws of the State of Delaware.

          3. On July 27, 1989, the Board of Directors of the Corporation adopted the following resolutions by unanimous written consent to merge Colorado Prime Sales Corp. into the Corporation (the "Merger"), effective at the close of business on September 28, 1989 or on such other date as the President of the Corporation, upon the advice of counsel, shall deem appropriate:

          RESOLVED, that Colorado Prime Sales Corp. be merged with and into the Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Colorado Prime Sales Corp. be vested in and held and enjoyed by the Corporation as the same were before held and enjoyed by Colorado Prime Sales Corp. in its name; and further

          RESOLVED, that the Corporation shall assume all of the obligations of Colorado Prime Sales Corp; and further

          RESOLVED, that the Corporation shall cause to be executed and file and/or record the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction; and further

          RESOLVED, that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for shall become effective, shall be at the close of business on September 28, 1989, or on such other date as the President, upon the advice of counsel, shall deem appropriate; and further

         RESOLVED, that without in any way limiting the authority hereby granted to the officers of the Corporation, the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to take any and all actions and steps, and to execute and deliver all such officers' certificates and such other documents and instruments as they shall determine to be necessary, appropriate and advisable to carry out the intent of the foregoing resolutions and the transactions contemplated therein, such determination to be conclusively evidenced by the taking of such actions and steps and the execution and delivery of such officers, certificates, documents and instruments.

         4. The name of the surviving corporation of the Merger shall be Colorado Prime Corporation.

         5. The Certificate of Incorporation of the surviving corporation shall be the certificate of incorporation of the Corporation.

         6. The President and Chairman of the Board of the Corporation, upon the advice of counsel, deemed that the effective time of the Certificate of Ownership and Merger, and the time when the Merger therein agreed upon shall become effective, shall be on September 29, 1989.

Executed on September 28, 1989.


                                            COLORADO PRIME CORPORATION

                                             By: /s/ John B. Masciandaro
                                                 -------------------------------
                                                 Its Chairman of the Board
                                                 and President

Attest:

/s/ Joseph Murphy
-----------------------------------
Its Secretary


prime;cert-of-ownership928

                            CORPORATE ACKNOWLEDGEMENT

STATE OF NEW YORK  )
                   :  ss.:
COUNTY OF SUFFOLK  )

         Be it remembered that on this 28th day of September, 1989, personally came before me, the undersigned, a Notary Public in and for said State duly commissioned and sworn, John B. Masciandaro, the President of Colorado Prime Corporation, a corporation of the State of Delaware, party to the within and foregoing instrument, known to me personally to be such and the person who executed such instrument on behalf of such corporation, and acknowledged to me that such instrument was his own act and deed and the act and deed of such corporation, that the signature therein is his own proper handwriting, that his act of executing and delivering such instrument was duly authorized by resolution of directors or by the by-laws of such corporation, and that the facts stated therein are true. Given under my hand and seal of office the date and year aforesaid.

[Seal]
                                                   /s/ RICHARD LoCURTO
                                            ------------------------------------
                                            Signature of Notary Public

                                            My Commission expires: June 30, 1991


d3-prime;jmca-92689                                    RICHARD LoCURTO
                                              Notary Pubic, State of New York
                                                       No. 2388785
                                                Qualified in Suffolk County
                                              Commission Expires June 30, 1991

                            CORPORATE ACKNOWLEDGEMENT


STATE OF NEW YORK  )
                   :  ss.:
COUNTY OF SUFFOLK  )


         Be it remembered that on this 28th day of September, 1989, personally came before me, the undersigned, a Notary Public in and for said State duly commissioned and sworn, Joseph Murphy, the Secretary of Colorado Prime Corporation, a corporation of the State of Delaware, party to the within and foregoing instrument, known to me personally to be such and the person who executed such instrument on behalf of such corporation, and acknowledged to me that such instrument was his own act and deed and the act and deed of such corporation, that the signature therein is his own proper handwriting, that his act of executing and delivering such instrument was duly authorized by resolution of directors or by the by-laws of such corporation, and that the facts stated therein are true. Given under my hand and seal of office the date and year aforesaid.

[Seal]


                                                   /s/ RICHARD LoCURTO
                                            ------------------------------------
                                            Signature of Notary Public

                                            My Commission expires: June 30, 1991

d3-prime;ca-92689                                    RICHARD LoCURTO
                                              Notary Public, State of New York
                                                       No. 2388785
                                                Qualified in Suffolk County
                                              Commission Expires June 30, 1991

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                            COLORADO PRIME (DE), INC.
                            (a Delaware corporation)

                                      INTO

                           COLORADO PRIME CORPORATION
                            (a Delaware corporation)

It hereby certified that:

         1. Colorado Prime Corporation hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Colorado Prime (DE), Inc. which is also a business corporation of the State of Delaware.

         3. On October 14, 1988, the Board of Directors of the Corporation adopted the following resolutions to merge Colorado Prime (DE), Inc. into the
Corporation:

         RESOLVED that Colorado Prime (DE), Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Colorado Prime (DE), Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Colorado Prime (DE), Inc. in its name.

         RESOLVED that this Corporation shall assume all of the obligations of Colorado Prime (DE), Inc.

         RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

         RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be at the close of business on October 28, 1988.


Executed on October 17, 1988.



                                          COLORADO PRIME CORPORATION

                                      By: /s/ John B. Masciandaro
                                         --------------------------------------
                                         Its Chairman of the Board

Attests:

/s/ Joseph Murphy
-----------------------------------
Its Secretary

prime;ownership-cert

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         COLORADO HOLDING COMPANY, INC.


         The undersigned hereby certifies that:

         1. The name of the Corporation (hereinafter called the "Corporation") is Colorado Holding Company, Inc.

         2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article First in its entirety, and substituting in lieu thereof the following:

            "First: The name of the corporation is Colorado Prime Corporation (the "Corporation")."

         3. The Certificate of Incorporation of the Corporation is hereby further amended by deleting Article Fourth in its entirety, and substituting in lieu thereof the following:

            "Fourth: The total number of shares which the Corporation is authorized to issue is 10,000,000 and the par value of each share is one cent ($.01)."

         4. The Certificate of Incorporation of the Corporation is hereby further amended by deleting Article Eighth in its entirety, and substituting in lieu thereof the following:


            "Eighth: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
            (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
            Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No modification or repeal of the provisions of this Article shall adversely affect any right or protection of any director of the Corporation existing at the date of such modification or repeal or create any liability or adversely affect any such right or protection for any acts or omissions of such director occurring prior to such modification or repeal."

         5. The Amendments of the Certificate of Incorporation herein certified have been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned hereby certifies that the facts herein stated are true and, accordingly, has signed this Certificate of Amendment this 20th day of April, 1987.


                                                /s/Thomas Epstein
                                                -------------------------------
                                                Thomas Epstein
                                                Vice President

             ATTEST:

/s/Steven A. Hobbs
---------------------------------
Steven A. Hobbs
 Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             COLORADO HOLDING, INC.



         Colorado Holding, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 241 of the General Corporation Law of the State of Delaware, certifies that:


         1. The Certificate of incorporation of the Corporation is hereby amended by striking out Article First thereof and by substituting in lieu thereof the following:



            First: The name of the Corporation is Colorado Holding Company, Inc. (the "Corporation").


         2. The Corporation has not received any payment for any of its capital stock and the Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned hereby certifies that the facts herein stated are true and, accordingly, has signed this Certificate of Amendment this 25th day of September, 1986.


                                                  /s/Steven A. Hobbs
                                                  -----------------------------
                                                  Steven A. Hobbs,
                                                  Incorporator

                          CERTIFICATE OF INCORPORATION

                                       OF

                             COLORADO HOLDING, INC.


         The undersigned, for the purposes of forming a corporation pursuant to Sections 101 and 102 of the General Corporation Law of Delaware, does hereby certify as follows:

         First: The name of the corporation is Colorado Holding, Inc. (the "Corporation').

         Second: The address of the Corporation's registered office in Delaware is 229 South State Street, City of Dover, County of Kent, Delaware 19901. The name of the Corporation's registered agent at that address is The Prentice-Hall Corporation System, Inc.

         Third: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         Fourth: The total number of shares of stock which the Corporation shall have authority to issue is one million (1,000,000), par value of One Cent ($0.01) per share, all of which shares are Common Stock.

         Fifth: The name and mailing address of the incorporator is:

         Name                        Mailing Address

         Steven A. Hobbs             400 Park Avenue
                                     New York, New York 10022

         Sixth: The Board of Directors is expressly authorized to adopt, amend, or repeal the By-Laws of the Corporation.

         Seventh: Pursuant to Section 211(e) of the General Corporation Law of Delaware, the directors of the Corporation shall not be required to be elected by written ballots.

         Eighth: To the fullest extent permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

         IN WITNESS WHEREOF, the undersigned, being the sole incorporator hereinabove named, hereby further certifies that the facts herein stated are true and, accordingly, has signed this Certificate of Incorporation this 8th day of September, 1986.

                                               /s/Steven A. Hobbs
                                               --------------------------------
                                               Steven A. Hobbs





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